                                                                    EXHIBIT 4.1



                   [LOGO OF ARRAY BIOPHARMA INC. APPEARS HERE]

NUMBER                                                        SHARES

                              ARRAY BIOPHARMA INC.

SEE REVERSE FOR CERTAIN DEFINITIONS                           CUSIP
AND STATEMENTS AS TO THE RIGHTS,                                    -----------
PREFERENCES, PRIVILEGES AND RESTRICTIONS
ON SHARES

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

         This certifies that


is the owner of

fully paid and non-assessable shares of common stock, par value $.001 per share of

                              ARRAY BIOPHARMA INC.
                   (the "Corporation"), a Delaware Corporation

         The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

                   [SEAL OF ARRAY BIOPHARMA INC. APPEARS HERE]

         TREASURER                                      PRESIDENT

COUNTERSIGNED AND REGISTERED

                                                            TRANSFER AGENT
                                                            AND REGISTRAR


BY
                                                        AUTHORIZED SIGNATURE

         The Corporation is authorized to issue more than one class or series of stock. The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, assignations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Corporation.

         The following abbreviations, when used in the inscription on the face of each certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
          JT TEN - as joint tenants with right
                   of survivorship and not as
                   tenants in common

        UNIT TRANSFER PIN ACT -                    Custodian
                                -------------------         --------------
                                      (Cust)                   (Minor)

                                            under Uniform Transfers to Minors
                                            Act
                                                 ------------------------------
                                                               (State)

         Additional abbreviations may also be used though not in the above list.

         For value received __________________ hereby sell(s), assign(s) and transfer(s) unto


    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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                                                         Shares
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of the common stock evidenced by this certificate, and do (does) hereby irrevocably constitute and appoint

                                                        , Attorney,
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to transfer the said shares on the books of the Corporation, with full power of substitution.


Dated
      --------------------------            -----------------------------------
                                                  Signature

                                                  -----------------------------
                                                  Signature

In presence of
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NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.